News Release

TODAY MEDICAL INNOVATION HOLDINGS, INC (“MIHI”) TO APPEAR ON NATIONAL RADIO SHOW AND WEB CAST PART II.

The subject will be to discuss validation of the Acquisition about its wholly owned subsidiary of its Nutraceutical Company.

DULUTH, GEORGIA – 07/27/17

Medical Innovation Holdings, Inc. (“MIHI” or the “Company”) (OTC: MIHI), today announced its invitation back on the Mick Bazsuly Show as a Part II of its previous show, which drew over 57,000 views the day of on YouTube.com. The show will be aired again on 95.3 FM and 1470 AM South Florida and filmed LIVE on AMP2.TV as well as streaming live on www.wwnnradio.com today Thursday, July 27, 2017 on Beasley Radio a National Radio Show and Web Cast noon 12:00 PM EST. The subject will be to discuss validation of MIHI’s acquisition about Renaissance Health Publishing, LLC (RHP) and its wholly owned subsidiary of Renown Health Products (http://www.renownhealthproducts.com) a cash flowing operating Nutraceutical company which we truly believe will complement our Intellectual Property Platform into Telehealth and Telemedicine.

Arturo “Jake” Sanchez, MIHI CEO and Director, stated: “we are excited to elaborate our future thoughts about this new venture”

Also, as stated “this 40 Billion Dollar approved by Congress to fight the opioid epidemic nationwide, the public is looking at alternative healthier choices of natural solutions in healthcare. The market worldwide in alternative medicines is growing as never before said Mick Bazsuly.”

Any questions by dedicated listens, shareholders, future investors can submit their questions directly to Mick Bazsuly at mickespn@aol.com and phone in LIVE on air the day of by calling 888-565-1470.

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About Medical Innovation Holdings, Inc.

MIHI, a Colorado-based publicly traded company, owns and operates strategically aligned health care service companies focused on the delivery of clinical virtual medicine (health) as a way of bringing quality medical care to all areas of need including rural and underdeveloped areas across the country. Through our wholly owned subsidiary, 3Point Care, we provide personalized high-tech high-touch telemedicine encounters pairing our virtual health specialty doctors with traditional primary doctors utilizing nextgen virtual health technologies in order to connect a patient with a multi-disciplinary specialty clinical healthcare practice. Through our other companies and relationships, we offer Affordable Care Organization (ACO) support, wellness and prevention, lab analysis and lab services, and remote diagnostic monitoring.

We serve a number of constituents and stakeholders interested in reducing the cost of care, enhancing the quality of care, promoting access to care, and maintaining the continuum of care.

Our subsidiary Renaissance is a nationally-known research and development company recognized for its portfolio of best-in-class, physician-developed, natural-health supplements designed to provide their customers with a better, healthier, and longer life. For over 16 years, Renaissance has used, and continues to use, the highest quality and concentration of powerful ingredients to create products that are naturally safe and proven to be effective. As a socially-responsible company, they do not perform any animal testing during any of its research and development.

For more information on MIHI, please visit the Company’s website at http://www.medicalinnovationholdings.com/

To be added to the Company investor email list, please email investor@MedicalInnovationHoldings.com with MIHI in the subject line.

To leave a message please call +1-866-883-3793 for Investor Relations

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov .

News Release

Investor Contacts:

investor@medicalinnovationholdings.com

***

About Medical Innovation Holdings, Inc.

MIHI, a Colorado-based publicly traded company, owns and operates strategically aligned health care service companies focused on the delivery of clinical virtual medicine (health) as a way of bringing quality medical care to all areas of need including rural and underdeveloped areas across the country. Through our wholly owned subsidiary, 3Point Care, we provide personalized high-tech high-touch telemedicine encounters pairing our virtual health specialty doctors with traditional primary doctors utilizing nextgen virtual health technologies in order to connect a patient with a multi-disciplinary specialty clinical healthcare practice. Through our other companies and relationships we offer Affordable Care Organization (ACO) support, wellness and prevention, lab analysis and lab services, and remote diagnostic monitoring.

We serve a number of constituents and stakeholders interested in reducing the cost of care, enhancing the quality of care, promoting access to care, and maintaining the continuum of care.

For more information on MIHI, please visit the Company’s website at http://www.medicalinnovationholdings.com

To be added to the Company investor email list, please email investor@MedicalInnovationHoldings.com with MIHI in the subject line.

To leave a message please call +1-866-883-3793 for Investor Relations

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

News Release

Investor Contacts:

investor@medicalinnovationholdings.com